                                                                   Exhibit 10.17


                    MASTER ASSIGNMENT AND EXCHANGE AGREEMENT

           This Master Assignment and Exchange Agreement (this "Agreement") is dated as of May 14, 2002 and entered into by and among River Holding Corp., a Delaware corporation ("Holdings"), Hudson Respiratory Care Inc., a California corporation ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), Deutsche Bank Trust Company Americas (formerly named Bankers Trust Company), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV"), and relates to that certain Credit Agreement dated as of April 7, 1998 (as amended, supplemented, restated or otherwise modified to the date hereof (the "Original Credit Agreement") and to be amended and restated on the date hereof by an Amended and Restated Credit Agreement dated as of May 14, 2002 (the "Credit Agreement"), among the Borrower, Holdings, the Lenders and Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank. Terms defined in the Credit Agreement are used herein with the same meanings.

           WHEREAS, each Lender (in such capacity, an "Assignor") desires to assign such portion of the Term Loans held by such Assignor as is set forth on
Schedule I hereto (the "Purchased Term Loans") to FSEP IV and FSEP IV (in such capacity, the "Assignee") desires to purchase such Purchased Term Loans from Assignors; and

           WHEREAS, immediately upon the effectiveness of the assignment of the Purchased Term Loans to Assignee, Assignee desires to exchange such Purchased Term Loans for a like principal amount of Borrower's senior unsecured promissory notes in the form attached hereto as Exhibit A ("Senior Notes") and, upon such exchange, such Purchased Term Loans shall be cancelled and terminated and shall no longer constitute Indebtedness outstanding under the Credit Agreement.

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

           SECTION 1. Assignment of Purchased Term Loans by Assignors and Purchase of Purchased Term Loans by FSEP IV.

     A. Each Assignor hereby sells and assigns, without recourse, representation or warranty (except as expressly set forth herein) to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from such Assignor, effective as of the Effective Date set forth below, the Purchased Term Loans together with all of such Assignor's rights and obligations under the Credit Agreement and other Credit Documents with respect to such Purchased Term Loans. Each Assignor represents and warrants that (i) it is the legal and beneficial owner of the Term Loans being assigned by it hereby free and clear of any adverse claim and (ii) it is legally authorized to enter into this Agreement and to carry out the transaction contemplated hereby. Assignee represents and warrants that it is legally authorized to enter into this Agreement and to carry out the transactions contemplated hereby. From and after the Effective Date, except as specifically provided in clause 1(B) below, each Assignor shall, to the extent of

                                                                   Exhibit 10.17


     the interests assigned by this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

     B. In consideration of the assignments described above in Section 1A, Assignee hereby agrees to pay to the Administrative Agent for the benefit of the Assignors in accordance with their assigned interests set forth on
     Schedule I hereto in immediately available funds, on the Effective Date, the total face amount of the Purchased Term Loans. Accrued interest on the Purchased Term Loans is being paid to each Assignor on the Effective Date pursuant to Section 4.02(h) of the Credit Agreement. Borrower acknowledges that Borrower remains liable to each Lender with respect to any amounts owing under Section 2.16 of the Credit Agreement to the extent that the transactions provided for herein result in the payment of any Eurodollar Loan prior to the last day of the Interest Period related thereto.

     C. Notwithstanding anything to the contrary set forth in the Credit Agreement, including without limitation any requirement of Section 9.04 as to the minimum amount of such assignment, assignments to be comprised of the same percentage of Revolving Credit Commitment and Term Loans, execution of an Assignment and Acceptance Agreement, recordation of such assignment in the Register, notice to Lenders or the payment of any processing and recordation fee to Administrative Agent, all of which are hereby waived by each of the parties hereto, the parties hereto agree that upon the prior or concurrent satisfaction of the conditions set forth in
     Section 2 hereof, the assignment and assumptions provided for herein shall become effective in accordance with the terms of this Agreement for all purposes of this Agreement and of the Credit Agreement.

           SECTION 2. Conditions to Effectiveness of Assignment and Purchase of Purchased Term Loans.

           This Agreement shall become effective upon the prior or concurrent satisfaction of the following conditions (the date upon which such conditions are first satisfied is referred to as the "Effective Date"):

     A. The execution and delivery of this Agreement by each of the parties hereto;

     B. The prior or concurrent satisfaction of the conditions to effectiveness of the Credit Agreement as set forth in Section 4.02 thereof;

     C. The receipt by the Administrative Agent on or before 12:00 noon New York City time on the Effective Date, for the account of the Assignors, from FSEP IV of an amount equal to the aggregate principal amount of all Purchased Term Loans in immediately available funds; and

     D. The exchange of the Purchased Term Loans for a like principal amount of Senior Notes and cancellation for all purposes under the Credit Agreement and other Credit Documents of such Purchased Term Loans pursuant to Section 3 hereof.

                                                                   Exhibit 10.17


          SECTION 3. Exchange and Cancellation.

          Concurrently with the effectiveness of this Agreement, Assignee and Borrower agree that Assignee will exchange the Purchased Term Loans for $12,000,000 in principal amount of Senior Notes issued by Borrower, and Borrower agrees to issue $12,000,000 in aggregate principal amount of Senior Notes, dated the Effective Date and accruing interest at the rate per annum provided for in such Senior Notes. Upon the issuance of such Senior Notes, the Purchased Term Loans shall be cancelled and the Indebtedness represented by such Purchased Term Loans shall be deemed paid and no longer outstanding under the Credit Agreement for any purpose whatsoever. Each of the parties hereto agrees that notwithstanding anything to the contrary in the Credit Agreement, that such cancellation and payment of the Indebtedness represented by the Purchased Term Loans shall be applied under the Original Credit Agreement as follows: first, to the payment of the $2,000,000 principal installment on the Term Loans due on March 31, 2002; second, of the remaining $10,000,000 in Purchased Term Loans, $5,000,000 in the aggregate shall be applied to prepay one-half of each of the $2,500,000 principal installments due on the Term Loans under the Original Credit Agreement on June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003; and third, the remaining $5,000,000 shall be applied to prepay $5,000,000 of the $10,000,000 principal installment due on the Term Loans under the Original Credit Agreement on June 30, 2003. Assignee will have no rights under any of the Credit Documents with respect to the Senior Notes.

          SECTION 4. Miscellaneous.

     A. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     B. Each party to this Agreement hereby agrees from time to time, upon the request of the other parties hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of this Agreement.

     C. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

     D. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to FSEP IV shall be given to it at the address for notices set forth below:

          FS Equity Partners IV, L.P.
          C/o Freeman Spogli & Co. LLC
          11100 Santa Monica Boulevard
          Los Angeles, California 90025
          Attn: Jon D. Ralph
          Telecopy:  (310) 444-1870

     E. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the

                                                                   Exhibit 10.17


     remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     F. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     G. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by telecopy transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  [remainder of page intentionally left blank]

                                                                   Exhibit 10.17

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.

                                        RIVER HOLDING CORP.



                                        By:___________________________
                                        Title:




                                        HUDSON RESPIRATORY CARE INC.



                                        By:___________________________
                                        Title:




                                        FS EQUITY PARTNERS IV, L.P., as Assignee

                                        By:  FS Capital Partners, LLC
                                        Its:  General Partner


                                        By:___________________________
                                        Title:

                                                                   Exhibit 10.17

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Administrative Agent and
                                        Assignor




                                        By:___________________________
                                        Title:

                                                                   Exhibit 10.17

                                        ASSIGNORS:

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS


                                        By:   __________________________________
                                        Name:
                                        Title:


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By:   __________________________________
                                        Name:
                                        Title:



                                        By:   __________________________________
                                        Name:
                                        Title:

                                                                   Exhibit 10.17

                                        BANK OF AMERICA, N.A.


                                        By:   __________________________________
                                        Name:
                                        Title:

                                                                   Exhibit 10.17

                                        BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY


                                        By:   __________________________________
                                        Name:
                                        Title:

                                                                   Exhibit 10.17



                                          PB CAPITAL CORPORATION


                                          By:   ______________________________
                                          Name:
                                          Title:


                                          By:   ______________________________
                                          Name:
                                          Title:

                                                                   Exhibit 10.17



                                                 CITICORP USA, INC.


                                                 By:   ________________________
                                                 Name:
                                                 Title:

                                                                   Exhibit 10.17



                                                 IMPERIAL BANK


                                                 By:  _________________________
                                                 Name:
                                                 Title:

                                                                   Exhibit 10.17



                                               ROYAL BANK OF CANADA


                                               By:  ____________________________
                                               Name:
                                               Title:

                                                                   Exhibit 10.17

                                       SOCIETE GENERALE

                                       By:    _________________________
                                       Name:
                                       Title:

                                                                   Exhibit 10.17

                                         WELLS FARGO BANK, N.A.

                                         By:    _______________________
                                         Name:
                                         Title:

                                                                   Exhibit 10.17

                                   SCHEDULE I

                                                   Principal Amount                 Percentage
                                                       of Term                   of Aggregate Term
Assignor                                            Loans Assigned                 Loans Assigned
--------                                            --------------                 --------------
Deutsche Bank Trust Company
Americas (f/k/a Bankers Trust
Company)                                           $   887,755.11                       4.04%
Bank of America, N.A.                                2,400,000.00                      10.91
Bank Austria Creditanstalt Corporate
Finance, Inc.                                        1,200,000.00                       5.45
Bank of Tokyo-Mitsubishi Trust
Company                                              1,200,000.00                       5.45
Citicorp USA, Inc.                                   1,500,000.00                       6.82
Imperial Bank                                          612,244.89                       2.78
PB Capital Corporation                                 900,000.00                       4.09
Royal Bank of Canada                                   900,000.00                       4.09
Societe Generale                                     1,200,000.00                       5.45
Wells Fargo Bank, N.A.                               1,200,000.00                       5.45
                                                   ==============                  =========
TOTAL:                                             $12,000,000.00                      54.55%*

     *Total may not foot due to rounding.

                                   Schedule-1

                                                                   Exhibit 10.17

                                    EXHIBIT A

                              [Attach Senior Note]

                                     Annex-1